UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          February 6, 2007

Tix Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24592	95-4417467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12001 Ventura Place, Suite 340, Studio City, California		91604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:         (818) 761-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment is filed solely to voluntarily provide a copy of the purchase agreement and the amendment thereto as exhibits.

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2006, the Company announced that effective November 30, 2006, it had purchased all of the tangible and intangible business assets of Stand-By Golf, which offers discounted golf reservations to most Las Vegas golf courses. The initial purchase price was in the form of $100,000 of restricted shares of common stock of the Company, with additional performance based earn-outs in the form of cash and common stock payable during the first three years based on incremental defined net revenues. Each seller qualified as an "accredited investor" as that term is defined in the Securities Act of 1933, as amended. On January 11, 2007, the agreement was amended to clarify the terms of the performance based earn-outs.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
(b) Pro forma financial information.

The Company has determined that the acquisition of the Stand-By Golf business is not a material acquisition pursuant to Item 310(c) of Regulation S-B, and therefore no historical audited or pro forma financial statements have been or will be provided.

(c) Shell company transactions.
Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement of Purchase and Sale dated November 30, 2006.
10.2	Amendment to Agreement of Purchase and Sale dated as of January 11, 2007.
99.1	Press Release dated December 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2007	TIX CORPORATION
(Registrant)

	By:	/s/ MITCH FRANCIS
Name: Mitch Francis
Title: Chief Executive Officer